FIRST INVESTORS SERIES FUND II, INC.
                        SUPPLEMENT DATED OCTOBER 9, 1998
                      TO PROSPECTUS DATED DECEMBER 31, 1997


1. The following replaces the last sentence under "Types of Securities and Their Risks-American Depository Receipts and Global Depository Receipts" on page 11:

GDRs are considered to be foreign securities by the Funds for purposes of Fund policies limiting investments in foreign issuers.

2. The following replaces the fourth sentence under "How to Buy Shares-Minimum Investment" on page 16:

You may open a Fund account with $500 for individual retirement accounts ("IRAs") or, at the Fund's discretion, a lesser amount for Simplified Employee Pension Plans ("SEPs"), salary reduction SEPs ("SARSEPs"), SIMPLE-IRAs and qualified or other retirement plans.

3. The following should be added to the end of the second paragraph under "How to Buy Shares-Class A Shares" on page 17:

The CDSC will be waived for any purchase of $1 million or more on which the Dealer agrees to receive its concession in installments paid over a 24-month period.

4. The following should be added to "How to Buy Shares-Waivers of Class A Sales Charges" on page 18:

Sales charges on Class A shares do not apply to any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 3rd Fund of First Investors U.S. Government Plus Fund.

5. The following replaces the first sentence under "How to Buy Shares-Retirement Plans" on page 19:

You may invest in shares of a Fund through a traditional, Roth or Education IRA, SEP, SARSEP, SIMPLE-IRA or any other retirement plan.

6. The following should be added to "How to Buy Shares-Systematic Investing" on page 20:

The systematic investment privilege is not available for the purchase of Fund shares in an Education IRA account.

7. The following replaces the second sentence under "How to Buy Shares-Transfer of Shares" on page 20:

Because the Funds do not offer their shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Fund reserves the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer.

8. The following replaces the last paragraph under "Dividends and Other Distributions" on page 28:

A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the distribution is under $5 or
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend or distribution checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend or other distribution will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

9. The following should be added to the end of "General Information" on page 30:

    YEAR 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

10.   The    following    should    replace   the   second    paragraph    under
"Management--Portfolio Managers" on page 25:

Effective September 18, 1998, Dennis T. Fitzpatrick is now the sole portfolio manager of the GROWTH & INCOME FUND and certain other First Investors funds. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group.

11.  Effective  September  28,  1998,  the  UTILITIES  INCOME FUND is managed by
Matthew S. Wright. Mr. Wright is also the Portfolio Manager for the Utilities Income Fund of First Investors Life Series Fund. Mr. Wright joined FIMCO in February 1996 as an Equity Analyst. From May 1995 to January 1996, Mr. Wright was an Analyst at Fuji Bank. From June 1994 to April 1995, he was Market Editor of BLOOMBERG MAGAZINE and from September 1991 to June 1994, he was Editor/Reporter for BLOOMBERG BUSINESS NEWS.


SFII1198